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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event
                   reported August 29, 2005 (August 23, 2005)
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                                SPATIALIGHT, INC.
               (Exact Name of Registrant as Specified in Charter)

         New York                       000-19828                16-1363082
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(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

Five Hamilton Landing, Suite 100, Novato, California                     94949
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      (Address of Principal Executive Offices)                        (Zip Code)

        Registrant's telephone number, including area code (415) 883-1693
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          (Former Name or Former Address, if Changed Since Last Report)

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                                TABLE OF CONTENTS

Item 5.02(b)    Departure of Principal Officers.

                SIGNATURES


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Item 5.02(b) Departure of Principal Officers.

      On August 23, 2005, we accepted Kim Tsuchimoto's resignation from her position as our Corporate Controller and Assistant Vice President of Accounting and Finance and as our Principal Financial and Accounting Officer, effective immediately. We have commenced an active search for a new Corporate Controller.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2005

                                        SPATIALIGHT, INC.


                                        By: /s/ ROBERT A. OLINS
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                                            Name: Robert A. Olins
                                            Title: Chief Executive Officer


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